                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT




                                        Settlement Date                12/31/01
                                        Determination Date              1/10/02
                                        Distribution Date               1/15/02


I.      All Payments on the Contracts                                                                                 6,626,126.52
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                             295,457.41
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                       168,719.07
VI.     Distribution from the Reserve Account                                                                             6,991.95
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                              76,039.78
VIII.   Transfers to the Pay-Ahead Account                                                                             (74,858.00)

IX.     Less: Investment Earnings distributions                                                                               0.00
        (a) To Sellers with respect to the Collection Account                                                                 0.00
        (b) To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $7,098,476.73
                                                                                                                     =============



DISTRIBUTION AMOUNTS                                                           Cost per $1000
--------------------------------------------                                   --------------

1.   (a)  Class A-1 Note Interest Distribution                                                            0.00
     (b)  Class A-1 Note Principal Distribution                                                           0.00
          Aggregate Class A-1 Note Distribution                                  0.00000000                                   0.00

2.   (a)  Class A-2 Note Interest Distribution                                                            0.00
     (b)  Class A-2 Note Principal Distribution                                                           0.00
          Aggregate Class A-2 Note Distribution                                  0.00000000                                   0.00

3.   (a)  Class A-3 Note Interest Distribution                                                            0.00
     (b)  Class A-3 Note Principal Distribution                                                           0.00
          Aggregate Class A-3 Note Distribution                                  0.00000000                                   0.00

4.   (a)  Class A-4 Note Interest Distribution                                                            0.00
     (b)  Class A-4 Note Principal Distribution                                                           0.00
          Aggregate Class A-4 Note Distribution                                  0.00000000                                   0.00

5.   (a)  Class A-5 Note Interest Distribution                                                            0.00
     (b)  Class A-5 Note Principal Distribution                                                           0.00
          Aggregate Class A-5 Note Distribution                                  0.00000000                                   0.00

6.   (a)  Class A-6 Note Interest Distribution                                                            0.00
     (b)  Class A-6 Note Principal Distribution                                                           0.00
          Aggregate Class A-6 Note Distribution                                  0.00000000                                   0.00

7.   (a)  Class A-7 Note Interest Distribution                                                            0.00
     (b)  Class A-7 Note Principal Distribution                                                           0.00
          Aggregate Class A-7 Note Distribution                                  0.00000000                                   0.00

8.   (a)  Class A-8 Note Interest Distribution                                                      266,724.40
     (b)  Class A-8 Note Principal Distribution                                                   5,685,547.44
          Aggregate Class A-8 Note Distribution                                 70.02672755                           5,952,271.84

9.   (a)  Class A-9 Note Interest Distribution                                                      321,266.67
     (b)  Class A-9 Note Principal Distribution                                                           0.00
          Aggregate Class A-9 Note Distribution                                  5.26666667                             321,266.67

10.  (a) Class A-10 Note Interest Distribution                                                      345,041.67
     (b) Class A-10 Note Principal Distribution                                                           0.00
         Aggregate Class A-10 Note Distribution                                  5.30833333                             345,041.67

11.  (a) Class B Certificate Interest Distribution                                                  244,679.31
     (b) Class B Certificate Principal Distribution                                                       0.00
         Aggregate Class B Certificate Distribution                              5.45000000                             244,679.31

12.  Servicer Payment
     (a) Servicing Fee                                                                               92,612.82
     (b) Reimbursement of prior Monthly Advances                                                    142,604.43
          Total Servicer Payment                                                                                        235,217.25

13.  Deposits to the Reserve Account                                                                                          0.00

Total Distribution Amount                                                                                            $7,098,476.73
                                                                                                                     =============

Reserve Account distributions:
--------------------------------------------

  (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                         0.00
  (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                              0.00
  (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                    0.00
  (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                         0.00
                    Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                             $0.00
                                                                                                                   ===============

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                                  Page 1 of 3
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


                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                           0.00
        (b) Class A-2 Notes    @            5.852%                                                           0.00
        (c) Class A-3 Notes    @            5.919%                                                           0.00
        (d) Class A-4 Notes    @            6.020%                                                           0.00
        (e) Class A-5 Notes    @            6.050%                                                           0.00
        (f) Class A-6 Notes    @            6.130%                                                           0.00
        (g) Class A-7 Notes    @            6.140%                                                           0.00
        (h) Class A-8 Notes    @            6.230%                                                     266,724.40
        (i) Class A-9 Notes    @            6.320%                                                     321,266.67
        (j) Class A-10 Notes   @            6.370%                                                     345,041.67
                     Aggregate Interest on Notes                                                                        933,032.74
        (k) Class B Certificates @          6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                  0.00
        (b) Class A-2 Notes                                                                                  0.00
        (c) Class A-3 Notes                                                                                  0.00
        (d) Class A-4 Notes                                                                                  0.00
        (e) Class A-5 Notes                                                                                  0.00
        (f) Class A-6 Notes                                                                                  0.00
        (g) Class A-7 Notes                                                                                  0.00
        (h) Class A-8 Notes                                                                                  0.00
        (i) Class A-9 Notes                                                                                  0.00
        (j) Class A-10 Notes                                                                                 0.00
        (k) Class B Certificates                                                                             0.00

3.   Total Distribution of Interest                                          Cost per $1000
                                                                             --------------
        (a) Class A-1 Notes                                                    0.00000000                    0.00
        (b) Class A-2 Notes                                                    0.00000000                    0.00
        (c) Class A-3 Notes                                                    0.00000000                    0.00
        (d) Class A-4 Notes                                                    0.00000000                    0.00
        (e) Class A-5 Notes                                                    0.00000000                    0.00
        (f) Class A-6 Notes                                                    0.00000000                    0.00
        (g) Class A-7 Notes                                                    0.00000000                    0.00
        (h) Class A-8 Notes                                                    3.13793414              266,724.40
        (i) Class A-9 Notes                                                    5.26666667              321,266.67
        (j) Class A-10 Notes                                                   5.30833333              345,041.67
                     Total Aggregate Interest on Notes                                                                  933,032.74
        (k) Class B Certificates                                               5.45000000                               244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                         No. of Contracts
                                                                         ----------------
1.   Amount of Stated Principal Collected                                                            2,774,051.36
2.   Amount of Principal Prepayment Collected                                     152                2,209,047.67
3.   Amount of Liquidated Contract                                                 20                  702,448.41
4.   Amount of Repurchased Contract                                                0                         0.00

       Total Formula Principal Distribution Amount                                                                    5,685,547.44

5.   Principal Balance before giving effect to Principal Distribution                         Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                      0.00
        (b) Class A-2 Notes                                                                    0.0000000                      0.00
        (c) Class A-3 Notes                                                                    0.0000000                      0.00
        (d) Class A-4 Notes                                                                    0.0000000                      0.00
        (e) Class A-5 Notes                                                                    0.0000000                      0.00
        (f) Class A-6 Notes                                                                    0.0000000                      0.00
        (g) Class A-7 Notes                                                                    0.0000000                      0.00
        (h) Class A-8 Notes                                                                    0.6044175             51,375,486.70
        (i) Class A-9 Notes                                                                    1.0000000             61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000             65,000,000.00
        (k) Class B Certificates                                                               1.0000000             44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                  Cost per $1000
                                                                             --------------
        (a) Class A-1 Notes                                                    0.00000000                                     0.00
        (b) Class A-2 Notes                                                    0.00000000                                     0.00
        (c) Class A-3 Notes                                                    0.00000000                                     0.00
        (d) Class A-4 Notes                                                    0.00000000                                     0.00
        (e) Class A-5 Notes                                                    0.00000000                                     0.00
        (f) Class A-6 Notes                                                    0.00000000                                     0.00
        (g) Class A-7 Notes                                                    0.00000000                                     0.00
        (h) Class A-8 Notes                                                   66.88879341                             5,685,547.44
        (i) Class A-9 Notes                                                    0.00000000                                     0.00
        (j) Class A-10 Notes                                                   0.00000000                                     0.00
        (k) Class B Certificates                                               0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                          Pool Factor
                                                                                              -----------
        (a) Class A-1 Notes                                                                    0.0000000                      0.00
        (b) Class A-2 Notes                                                                    0.0000000                      0.00
        (c) Class A-3 Notes                                                                    0.0000000                      0.00
        (d) Class A-4 Notes                                                                    0.0000000                      0.00
        (e) Class A-5 Notes                                                                    0.0000000                      0.00
        (f) Class A-6 Notes                                                                    0.0000000                      0.00
        (g) Class A-7 Notes                                                                    0.0000000                      0.00
        (h) Class A-8 Notes                                                                    0.5375287             45,689,939.26
        (i) Class A-9 Notes                                                                    1.0000000             61,000,000.00
        (j) Class A-10 Notes                                                                   1.0000000             65,000,000.00
        (k) Class B Certificates                                                               1.0000000             44,895,285.54
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                                  Page 2 of 3
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

                                                                                        No. of      Aggregate
                 POOL DATA                                                            Contracts  Principal Balance
--------------------------------------------                                          ---------  -----------------
1.   Pool Stated Principal Balance as of                   12/31/01                    8,810      216,585,224.80

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                                             83         1,573,626.28     0.727%
              (b) 60-89 Days                                                             34           759,911.18     0.351%
              (c) 90-119 Days                                                            22           767,126.52     0.354%
              (d) 120 Days +                                                             73         1,942,041.30     0.897%


3.   Contracts Repossessed during the Due Period                                         12           336,478.25

4.   Current Repossession Inventory                                                      25           934,636.15

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                        20           702,448.41
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                    295,457.41
                                                                                                     ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                  406,991.00

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                   3,822,302.82

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)                 1,035                        16,054,043.36

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                           9.175%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                              86.654



             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                       2.082%
    (b)  Delinquency Percentage Trigger in effect ?                                    YES

2.  (a)  Average Net Loss Ratio                                               0.074%
    (b)  Net Loss Ratio Trigger in effect ?                                             NO
    (c)  Net Loss Ratio (using ending Pool Balance)                           0.157%

3.  (a)  Servicer Replacement Percentage                                      0.160%
    (b)  Servicer Replacement Trigger in effect ?                                       NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                             92,612.82

2.   Servicer Advances                                                                                                 168,719.07

3.   (a)  Opening Balance of the Reserve Account                                                                     8,912,598.69
     (b)  Deposits to the Reserve Account                                                                   0.00
     (c)  Investment Earnings in the Reserve Account                                                   15,874.99
     (d)  Distribution from the Reserve Account                                                        (6,991.95)
     (e)  Ending Balance of the Reserve Account                                                                      8,921,481.73

4.   Specified Reserve Account Balance                                                                               8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                     236,237.60
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                                74,858.00
     (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                              (76,039.78)
     (e)  Ending Balance in the Pay-Ahead Account                                                                      235,055.82



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